UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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SOLAR THIN FILMS, INC.
(Name of Registrant As Specified In Its Charter)

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SOLAR THIN FILMS INC.
25 Highland Boluevard,
Dix Hills, New York 11746

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dix Hills, New York
*, 2006

This information statement has been mailed on or about *, 2006 to the stockholders of record on *, 2006 (the “Record Date”) of Solar Thin Films, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by stockholders holding a majority of the outstanding voting stock of the Company, dated as of June 15, 2006. The actions to be taken pursuant to the written consent shall be taken on or about *, 2006, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Robert Rubin

Director and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN
CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE
OUTSTANDING VOTING STOCK IN LIEU OF A SPECIAL MEETING OF
THE STOCKHOLDERS, DATED JUNE 15, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to written consent by stockholders holding a majority of the outstanding voting stock of the Company, dated as of June 15, 2006, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2006:

1.    amend the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Company from 40,000,000 shares to 150,000,000 shares; and

2.    effect a one for 1.6 reverse stock split of the Company’s common stock.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 40,000,000 shares of Common Stock, of which * shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of June 15, 2006 have voted in favor of the foregoing proposals by resolution dated June 15, 2006; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2006.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On June 15, 2006, stockholders of the Company holding a majority of the outstanding voting stock of the Company approved an amendment to the Company’s Certificate of Incorporation, as amended, to replace Article Fourth (a) in its entirety, which will result in an increase to the number of authorized shares of Common Stock. The Company’s Certificate of Incorporation, as amended, currently authorizes for issuance 42,700,000 shares consisting of 40,000,000 of Common Stock and 2,700,000 shares of preferred stock. The approval of this amendment to the Certificate of Incorporation will increase the Company’s authorized shares of Common Stock to 150,000,000. The Company currently has authorized common stock of 40,000,000 shares and approximately * shares of Common Stock are issued and outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and stock based acquisitions.

Article Fourth (a) of the Company’s Certificate of Incorporation currently is as follows:

“FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 42,700,000 shares consisting of: (a) 40,000,000 shares of Common Stock, $.01 par value per share (the “Common Stock”);”

Upon filing of the amendment to increase the Company’s authorized shares of common stock from 40,000,000 to 150,000,000, the Company Certificate of Incorporation will be as follows:

“FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 152,700,000 shares consisting of: (a) 150,000,000 shares of Common Stock, $.01 par value per share (the “Common Stock”);”

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of * shares of the Company's currently authorized 40,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

•
Commencing in March 2006 through June 2006, the Company entered into Securities Purchase Agreements with shareholders of Kraft that together owned 95.5% of the equity interest in Kraft to acquire their interests. On June 14, 2006, the Company closed on the acquisition of 95.5% of the outstanding securities of Kraft and, as a result, Kraft is now a majority-owned subsidiary of the Company. In consideration for the shares of Kraft, the Company issued the sellers an aggregate of 95,500 shares of Series B-4 Preferred Stock of the Company (the “Preferred Shares”). The Preferred Shares are each automatically convertible into 350 shares of common stock or an aggregate of 33,425,000 shares of common stock upon the Company increasing its authorized shares of common stock and, prior to such conversion, the Preferred Shares will have the same voting rights of the shares of common stock and vote together with the shares of common stock on all matters.

•
On June 14, 2006, the Company entered into a financing arrangement with several investors (the “June 2006 Investors”) pursuant to which it sold various securities in consideration of an aggregate purchase price of $6,000,000 (the “June 2006 Financing”). In connection with the June 2006 Financing, the Company issued the following securities to the June 2006 Investors:

-	$6,000,000 in senior secured convertible notes (the “June 2006 Notes”);
-	4,800,000 shares of common stock of the Company (the “June 2006 Shares”);
-	Series A Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $2.00 per share for a period of three years (“Series A Warrants”);
-	Series B Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $2.20 per share for a period of four years (“Series B Warrants”);
-	Series C Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $3.00 per share for a period of three years (“Series C Warrants”); and
-	Series D Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $3.30 per share for a period of four years (“Series D Warrants”).

The Series B Warrants and the Series D Warrants are exercisable only following the exercise of the Series A Warrants and the Series C Warrants, respectively, on a share by share basis. The Company presently does not have an adequate amount of shares of common stock in the event that each of the warrants were exercisable. As a result, the warrants are only exercisable upon the Company increasing its authorized shares of Common Stock to 150,000,000.

The June 2006 Notes are interest free and mature in June 2009 and are convertible into the Company’s common stock, at the June 2006 Investors’ option, at a conversion price equal to $1.00 per share. The Company granted the June 2006 Investors a first priority security interest in all of the Company’s assets subject only to the secured convertible notes in the amount of $525,000 previously issued in September 2005. In addition, the Company pledged the shares held in Kraft as collateral to the June 2006 Investors.

The Company granted the June 2006 Investors registration rights with respect to the June 2006 Shares, and the shares of common stock underlying the June 2006 Notes, Series A Warrants, Series B Warrants, the Series C Warrants and Series D Warrants. The June 2006 Investors have contractually agreed to restrict their ability to convert the June 2006 Notes, Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants and receive shares of the Company’s common stock such that the number of shares of the Company’s common stock held by them and their affiliates after such conversion does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

ONE FOR 1.6 REVERSE STOCK SPLIT

On June 15, 2006, the stockholders of the Company holding a majority of the voting stock of the Company approved a Reverse Stock Split pursuant to which each one and six tenths of currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The one for one and six tenth reverse stock split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 1.6 to 1. Accordingly, as a result of the Reverse Stock Split, with the increase in the authorized common stock, the Company will have approximately * authorized but unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The Reverse Stock Split will not alter any shareholder's percentage interest in the Company's outstanding shares of common stock, except to the extent that the Reverse Stock Split results in any of the Company's shareholders owning a fractional share. All fractional shares shall be rounded up to the next whole number of shares. The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from approximately * to approximately *.

In addition, commencing with the effective date of the Reverse Stock Split, all outstanding derivative securities, unless the amount of shares that such security is convertible into is protected against stock splits, entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise or conversion of their derivative security, 1/1.6 of the number of shares of the Company's common stock which such holders may purchase upon exercise or conversion of their derivative securities. In addition, commencing on the effective date of the Reverse Stock Split, the exercise price of all outstanding derivative securities will be increased by a multiple of 1.6 unless the exercise or conversion price is protected against stock splits.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFERENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

DESCRIPTION OF KRAFT RT.

History

On August 9, 2005, the Company entered into a Share Purchase Agreement (the “Agreement”) with Kraft and the shareholders of Kraft Rt. Pursuant to the Agreement, the Company agreed to acquire 100% of the outstanding interest in Kraft. On January 30, 2006, the Agreement expired pursuant to its own terms.

Commencing in March 2006 through June 2006, the Company entered into Securities Purchase Agreements with shareholders of Kraft that together owned 95.5% of the equity interest in Kraft to acquire their interests. On June 14, 2006, the Company closed on the acquisition of 95.5% of the outstanding securities of Kraft and, as a result, Kraft is now a majority-owned subsidiary of the Company.

In consideration for the shares of Kraft, the Company issued the sellers an aggregate of 95,500 shares of Series B-4 Preferred Stock of the Company (the “Preferred Shares”). The Preferred Shares are each automatically convertible into 350 shares of common stock or an aggregate of 33,425,000 shares of common stock upon the Company increasing its authorized shares of common stock and, prior to such conversion, the Preferred Shares will have the same voting rights of the shares of common stock and vote together with the shares of common stock on all matters.

In July 2006, the Company changed its name from American United Global Inc. to Solar Thin Films, Inc.

Kraft Organizational History

Kraft History

Kraft was founded in 1993, shortly after the breakup of the communist economy in Hungary. Its founding members were associated with the Hungarian Central Research Institute for Physics. Shortly after Kraft commenced operations, it became a distributor for Edwards Vacuum, the major British manufacturer of vacuum pumps and components. Kraft is presently engaged in the design, development and construction on behalf of its customers of turnkey manufacturing plants that produce photovoltaic thin film modules for sale. We expect the primary use of such photovoltaic thin film modules is to be used by corporations and governments in the development and construction of solar power plants. Kraft, in the future, may further integrate itself in this industry through the engagement in other areas including, but not limited to, operating the manufacturing plants, selling thin film photovoltaic modules, installing the thin film photovoltaic modules and managing solar power plants.

In 1996, Kraft received a purchase order to develop thin film deposition facilities that produce amorphous silicon based thin film photovoltaics. In the subsequent years, Kraft has manufactured and installed four such facilities in Princeton, New Jersey, Budapest, Hungary, China and Greece. The facility in Greece is expected to be completed this year. In producing these facilities, Kraft developed all aspects needed for it to become a leading manufacturer of plants and equipment that produce photovoltaics modules that utilize thin film technology. Photovoltaics ("PV") is the science of capturing and converting sun light into electricity.

Kraft Overview

Kraft is headquartered in Budapest, Hungary and has historically been engaged in the design, development and manufacturing of vacuum based production and quality control equipment used in several hi-tech industries. Over its 10 year existence, Kraft has developed and manufactured a line of equipment serving the semiconductor industry, glass coating technologies and, more recently, the photovoltaic industry. Kraft is presently focusing substantially all of its efforts on the design, development and construction of turnkey manufacturing plants that produce photovoltaic thin film modules for sale and expects most of its near term growth to develop through the manufacturing of its turnkey facilities.

Kraft is pursuing strategic relationships with companies involved in the PV industry in order to further develop manufacturing process technologies for the PV industries. Kraft, through its association with strategic partners and TerraSolar Global, Inc. (“TerraSolar”), a Delaware corporation, is seeking to secure a leading position as the primary supplier of turnkey facilities to manufacture thin film based photovoltaic modules. Such turnkey facility consists of all the hardware and machinery manufactured, assembled, and installed by Kraft and all the software, know-how and training associated with the manufacturing process supplied by our strategic partners. Historically, TerraSolar has served as the main contractor guaranteeing process performance to the buyer, and Kraft is the equipment supplier through TerraSolar to the buyer. Kraft also has a right to market and sell such turnkey facilities. TerraSolar, Inc. (“TSI”) owns approximately 49% of the outstanding securities of TerraSolar. Zoltan Kiss, a director and shareholder of the Company owns approximately 35% of TSI. In addition, Kraft is presently negotiating a research and development agreement with Renewable Energy Solutions, Inc. (“RESI”) pursuant to which RESI will develop the next generation automated turnkey facility. Zoltan Kiss, a director and shareholder of the Company, is the majority owner of RESI.

Kraft Product Development

PV Modules on Glass Substrate

Kraft has developed manufacturing equipment used in its turnkey manufacturing facilities that produce thin-film based modules on a glass substrates. By 2006, Kraft constructed three turnkey manufacturing facilities, and is currently in the process of completing a fourth facility, to manufacture amorphous silicon based photovoltaic modules. The PV industry and other industries using thin-film technology are changing very rapidly, and it is imperative that Kraft carry on R&D activities to develop the next generation deposition equipment. To accomplish this, there is an ongoing R&D activity together with Kraft’s strategic partners, Terrasolar and RESI, to develop:

•	manufacturing equipment to manufacture copper indium gallium diselenide (CIGS) based PV modules on a 2ft x 4ft glass substrate;

•	manufacturing technology for thin-film based PV modules that will be able to use substrate size 4ft x 8ft; and

•	automated glass handling and robotic processes to eliminate labor costs from PV module production.

Thin-Film Photovoltaic on Flexible Substrates

While a large part of the PV industry that generates electricity for cost-efficient electric power applications will continue to use the glass-to-glass thin film PV modules, there is still an appreciable part of the market where thin film photovoltaics on a flexible substrate will be the technology of choice. These markets include:

•	portable instrumentation chargers because of lighter weight and easy form factors;

•	applications where the non-breakable part of a metal substrate is an advantage, for example, battery chargers on boats;

•	in transportation, as the skin of automobiles; and

•	in space applications and as photovoltaic powered aircraft, where both the lower weight and flexibility are important factors

Generally, the manufacturing equipment to deposit thin films on flexible substrates would use roll to roll coaters. In the case of polymeric organic substrates, special attention has to be made to limit the use of high temperatures to temperatures that are limited by the characteristics of organic materials. The main challenge with the flexible metallic substrate is how to build up voltage of serially interconnected devices to eliminate the shorting between cells due to the conductive metallic substrates.

Architectural Glass Applications

One large existing market for thin films on a glass substrate has been used in the architectural glass industry to create glass windows with reflective properties to enhance the insulation. Similar coated glass using different color films has been used as architectural glass on the sides of skyscrapers. Kraft’s technology is capable of preparing such glass, and, in some cases, can add a photovoltaic element to it. There is ongoing R&D effort to extend the application of building integrated photovoltaics or BIPV modules to window glass in high-rise buildings.

Kraft Market

Management believes the PV industry is currently growing from infancy to adolescence. The growth of the PV market is occurring because the energy industry is moving in a large part from fossil fuels to alternative energy sources. This transformation is also aided by the concerns of global warming, governmental incentives, political and institutional involvement and the economics of the PV industry. We believe the strongest force in causing the move from fossil fuels to PV is the economics of PV, where PV electricity costs are expected to be lower than fossil fuel generated electricity by 2010. Since the cost of the PV module represents more that 50% of the cost of installed PV systems, to manufacture the lowest cost PV modules secures the greatest competitive edge and advantage in the market place.

The market presently consists substantially of modules produced using crystalline and polycrystalline silicon. Most of the thin films that have been produced, until now, use amorphous silicon on a glass substrate. The costs of the thin film based modules are less than half of those for crystalline silicon. Based on the economic pressures by this major cost difference, Kraft believes that the ratio of crystalline to thin film in the product mix will substantially shift in the next decade.

Most of this growth has taken place using crystalline and polycrystalline modules. Kraft management believes the emergence of thin films as a lower cost alternative is now being absorbed by the market.

Kraft believes that the marketing and sale of turnkey manufacturing facilities is substantially more profitable than the marketing of individual pieces of equipment. To exploit this, Kraft has formed strategic alliances with marketing companies and technology companies doing advanced basic research in their respected fields. These include a marketing arrangement with TerraSolar pursuant to which turnkey facility consists of all the hardware and machinery manufactured, assembled, and installed by Kraft and all the software, know-how and training associated with the manufacturing process supplied by TerraSolar. In addition, Kraft is presently negotiating a research and development agreement with Renewable Energy Solutions, Inc. (“RESI”) pursuant to which RESI will develop the next generation automated turnkey facility. Zoltan Kiss, a director and shareholder of the Company, is the majority owner of RESI.

Management believes the immediate greatest growth is expected from manufacturing equipment for thin film PV modules on a glass substrate through its strategic alliance with TerraSolar. As a result of this alliance, Kraft can also ensure that combining the most recent advancement in material and device technology with the equipment developments that are taking place at Kraft, Kraft can offer a state-of-the-art solution for the manufacturing of thin film based PV modules in the photovoltaic industry.

Kraft Competition

Crystalline and polycrystalline silicon presently represent substantially all of PV market. Demand for crystalline silicon has grown very rapidly over the past decade, but the electrical output prices have remained relatively unchanged. Our competitors, through their own research and development, have been developing their own pilot line manufacturing equipment for thin films. As far as we know, there are no plans for these manufacturers to also market PV module manufacturing equipment. As a result, we believe our current competitors will consist of companies that elect to build their own PV plants utilizing their internal technology and know how. However, we believe that major semiconductor manufacturers have commenced moving into the PV module manufacturing equipment. We expect that these companies will be Kraft’s main competitors during the next three to five years.

Kraft Strategy

Kraft’s strategy is to market complete turnkey manufacturing equipment to manufacture thin film based PV modules. Kraft intends to develop its strategy by developing the following areas:

Sale of Turnkey Facilities

Kraft’s main focus is on developing the photovoltaic business. The large PV companies with technical background have been developing their own thin film manufacturing pilot lines. We believe they will buy individual machines and components from Kraft. In addition to the large technical or energy companies, there are companies that desire to sell PV modules, which on their own do not have the technical expertise to define a manufacturing process and assemble thin film factories through the purchase of components.

Together with strategic partners which could include Terrasolar, we will offer a turnkey manufacturing facility that is sold installed together with guarantees of the manufacturing line, such as throughput, module efficiency, and in some cases, even manufacturing cost. Such turnkey facility consists of all the hardware and machinery manufactured, assembled, and installed by our company and all the software, know-how and training associated with the manufacturing process supplied by our strategic partners. In this arrangement, TerraSolar has historically been the main contractor guaranteeing process performance to the buyer, and our company is the developer of the facility through TerraSolar to the buyer.

We also has a right to sell such turnkey facilities. In that case, either our company will be the main contractor, with our strategic partner delivering through it the know-how and soft costs, or our strategic partner will still remain the main contractor of the turnkey facility sold by our company, but in this case, we will receive additional remuneration for the marketing efforts.

In addition to the sale of the turnkey facilities, Kraft may commence to build and operate its facilities and, in turn, sell the PV modules as well as installing the thin film photovoltaic modules and managing solar power plants..

Sale of Individual Machines

Most of the individual products can be sold for a specific, limited function. These products include a specially designed leak detector to provide quality control car headlights manufactured by a third party. An additional application is the automatic control and feeding of liquid nitrogen for a lamp factory. The marketing of these products has been done by direct OEM marketing effort by the Kraft personnel. Kraft has also marketed the sale of components for vacuum systems (for example, gate valves, chambers, etc.)

Governmental Regulation

Our operations are subject to local, state and federal laws and regulations governing environmental quality and pollution control. To date, our compliance with these regulations by has had no material effect on our operations, capital, earnings, or competitive position, and the cost of such compliance has not been material. We are unable to assess or predict at this time what effect additional regulations or legislation could have on our activities.

Employees

As of June 14, 2006, Kraft has employed 18 full-time employees, neither of whom is a member of a union, and no part-time employees.

Kraft Property

In November 2005, Kraft entered into a three year fixed term lease agreement for its corporate offices and facilities in Budapest, Hungary at a rate ranging from $4,543 to $15,433 per month as the lease has provisions for additional space for the period calendar year of 2006 and beyond. The lease agreement provides for moderate increases in rent after the first year in accordance with the inflationary index published by the Central Statistical Office. Rental expenses charged to operations for the year ended December 31, 2005 and 2004 are $81,038 and $235,057, respectively. In addition, in June 2006, Kraft entered into a lease to for an assembly facility located in Kormend, Hungary.

RISK FACTORS

We have a history of losses, expect to incur substantial further losses and may not achieve or maintain profitability in the future, which may decrease the market value of our stock.

For the year ended December 31, 2005, Kraft derived 61% of its total revenues from 2 major customers and sold 29% of its total materials to one vendor. In addition, for the three months ended March 31, 2006, Kraft derived 94% of its total revenues from two major customers and sold 11% of its total materials to one vendor. A loss of any of these relationships, for any reason could cause Kraft to experience difficulties in obtaining revenue and implementing its business strategy. There can be no assurance that Kraft could establish other relationships of adequate revenue in a timely manner or at all. In the event that Kraft is not able to significantly increase the number of customers or vendors that purchase its products its financial condition and results of operations will be materially and adversely affected.

Kraft has generated limited revenues and it may never achieve profitability

To date, Kraft has generated limited revenues of $691,213 and $1,059,212 for the year ended December 31, 2005 and December 31, 2004, respectively, and $181,487 for the three months ended March 31, 2006. For the years ended December 31, 2005 and 2004, Kraft incurred losses from continuing operations of $270,018 and $675,961, respectively, and $268,196 for the three months ended March 31, 2006. Kraft’s existence is dependent upon management’s ability to develop profitable operations and resolve its liquidity problems. We cannot assure you that Kraft can achieve or sustain profitability in the future. Kraft’s operations are subject to the risks and competition inherent in the establishment of a business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including whether our PV manufacturing facilities development will achieve market acceptance. Kraft may not achieve its business objectives and the failure to achieve such goals would have an adverse impact on Kraft. These matters raise substantial doubt about Kraft’s ability to continue as a going concern.

Evaluating our business and future prospects may be difficult due to the rapidly changing market landscape.

There is limited historical information available about our company upon which you can base your evaluation of our business and prospects. Although Kraft was formed in 1993 for the development of vacuum based technologies it has only recently developed four turnkey PV module manufacturing facilities pursuant to which it has only recognized limited revenues.

The market we are addressing is rapidly evolving and is experiencing technological advances and new market entrants. Our future success will require us to scale our manufacturing capacity significantly beyond the capacity of our Budapest, Hungary manufacturing facility, and our business model and technology are unproven at significant scale. Moreover, Kraft’s strategic partnership with TerarSolar and RESI, are only in the early stages of development and have not been officially agreed to and formalized. Kraft has limited experience upon which to predict whether it will be successful. As a result, you should consider its business and prospects in light of the risks, expenses and challenges that we will face as an early-stage company seeking to develop and manufacture new products in a growing and rapidly evolving market.

Our future success substantially depends on our ability to significantly increase our manufacturing capacity through the development of additional manufacturing facilities. We may be unable to achieve our capacity expansion goals as a result of a number of risks, which would limit our growth potential, impair our operating results and financial condition and cause our stock price to decline.

Our future success depends on our ability to increase our manufacturing capacity through the development of additional manufacturing facilities. If we are unable to do so, we may not be able to achieve the production volumes and per unit costs that will allow us to meet customer demand, maintain our competitive position and achieve profitability. Our ability to develop additional manufacturing facilities is subject to significant risk and uncertainty, including:

•
we may need to continue to raise significant additional capital through the issuance of equity or convertible or debt securities in order to finance the costs of development of any additional facility, which we may be unable to do on reasonable terms or at all, and which could be dilutive to our existing stockholders;

•
the build-out of any additional facilities will be subject to the risks inherent in the development of a new manufacturing facility, including risks of delays and cost overruns as a result of a number of factors, many of which may be out of our control, such as delays in government approvals or problems with supplier relationships;

•
our manufacturing processes, particularly those for the development of the equipment used in the turnkey PV manufacturing facilities, are unproven at large scale and may prove difficult to implement in any new facility; and

•
if a new facility is established internationally, we may encounter legal restrictions and liability, encounter commercial restrictions and incur taxes and other expenses to do so and otherwise be subject to the risks inherent in conducting business in a foreign jurisdiction as described elsewhere in this section.

If we are unable to develop and successfully operate additional manufacturing facilities, or if we encounter any of the risks described above, we may be unable to scale our business to the extent necessary to achieve profitability, which would cause our stock price to decline. Moreover, there can be no assurance that if we do expand our manufacturing capacity that we will be able to generate customer demand for our turnkey PV manufacturing facilities at these production levels or that we will increase our revenues or achieve profitability.

Our turnkey manufacturing facility may not gain market acceptance, which would prevent us from achieving increased sales and market share.

The development of a successful market for turnkey manufacturing facility may be adversely affected by a number of factors, many of which are beyond our control, including:

•	our ability to market our services together with our equipment;

•	our failure to produce a turnkey facility that competes favorably against companies electing to develop these facilities internally;

•
our failure to produce a turnkey facility that produces PV modules that compete favorably against conventional energy sources and alternative distributed generation technologies, such as wind and biomass, on the basis of cost, quality and performance; and

•	our failure to develop and maintain successful relationships with strategic partners.

If our turnkey facilities or the PV solar modules produced by our facilities fail to gain market acceptance, we would be unable to increase our sales and market share and to achieve and sustain profitability.

Technological changes in the solar power industry could render our turnkey manufacturing facilities uncompetitive or obsolete, which could reduce our market share and cause our sales to decline.

Our failure to further refine our technology and develop and introduce the next generation of our turnkey facility could cause our products to become uncompetitive or obsolete, which could reduce our market share and cause our sales to decline. The solar power industry is rapidly evolving and competitive. We will need to invest significant financial resources in research and development to keep pace with technological advances in the solar power industry and to effectively compete in the future. We believe that a variety of competing solar power technologies are under development by other companies that could result in lower manufacturing costs or higher product performance than those expected to be produced utilizing our turnkey facilities. Our development efforts may be rendered obsolete by the technological advances of others and other technologies may prove more advantageous for the commercialization of solar power products.

We face risks associated with the marketing, development and sale of our turnkey facilities internationally, and if we are unable to effectively manage these risks, it could impair our ability to expand our business abroad.

To date, Kraft has developed four turnkey facilities in New Jersey, Hungary, China and Greece. We expect to seek to develop turnkey facilities on an international basis. It will require significant management attention and financial resources to successfully develop our international sales channels either internally or through TerrarSolar. In addition, the marketing, development and sale of our turnkey facilities internationally could expose us to a number of markets with which we have limited experience. If we are unable to effectively manage these risks, it could impair our ability to grow our business abroad. These risks include:

•	difficult and expensive compliance with the commercial and legal requirements of international markets, with which we have only limited experience;

•	inability to obtain, maintain or enforce intellectual property rights;

•	encountering trade barriers such as export requirements, tariffs, taxes and other restrictions and expenses, which could affect the competitive pricing of our turnkey facilities;

•	fluctuations in currency exchange rates relative to the United States dollar and the Hungarian florint;

•	difficulty in recruiting and retaining individuals skilled in international business operations; and

•	difficulty of enforcing revenue collection internationally.

We expect that a portion of our international sales will be denominated in United States dollars. As a result, increases in the value of the United States dollar relative to foreign currencies would cause our products to become less competitive in international markets and could result in limited, if any, sales and profitability.

Furthermore, in the development of our facilities in foreign markets, we may encounter legal restrictions, commercial restrictions and incur taxes and other expenses to establish our manufacturing facilities in certain countries. In addition, we may potentially forfeit, voluntarily or involuntarily, foreign assets due to economic or political instability in the countries where our local manufacturing facilities are located.

We may not be able to successfully develop and commercialize our turnkey PV manufacturing facilities which would result in continues losses and may require us to curtail or cease operations

While we have made progress in the development of our PV manufacturing facilities, we have generated limited revenues and we are unable to project when we will achieve profitability, if at all. As is the case with any new technology, we expect the development process to continue. We cannot assure that our engineering resources will be able to modify the product fast enough to meet market requirements. We can also not assure that our product will gain market acceptance and that we will be able to successfully commercialize the technologies. The failure to successfully develop and commercialize the technologies passed its current stage would result in continued losses and may require us to curtail or cease operations

We do not maintain theft or casualty insurance and only maintain modest liability and property insurance coverage and therefore we could incur losses as a result of an uninsured loss.

We do not maintain theft or casualty insurance and we have modest liability and property insurance coverage. We cannot assure that we will not incur uninsured liabilities and losses as a result of the conduct of our business. Any such uninsured or insured loss or liability could have a material adverse affect on our results of operations.

The loss of strategic relationships used in the development and marketing of our products, including our relationship with various strategic partners including RESI and TerrarSolar could impede our ability to further develop our turnkey manufacturing facilities and result in a material adverse effect causing the business to suffer.

We have established a plan of operations under which we rely on a strategic relationship with strategic partners, which provides marketing, installation and software development services. We also have an alliance with RESI for the development of the next generation of the PV manufacturing equipment. We also market our products and engage in R&D activity internally outside of our relationships with TerraSolar and RESI. However, a loss of any of these relationships, especially our relationship with TerraSolar, for any reason could cause us to experience difficulties in completing the further development of our product and implementing our business strategy. There can be no assurance that we could establish other relationships of adequate expertise in a timely manner or at all.

We may need to raise additional capital which may not be available on acceptable terms or at all

There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our research and development plans. Any additional equity financing may involve substantial dilution to our then existing shareholders.

We have not paid dividends on the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock

We have never paid cash dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting it at such time as the board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if its stock price appreciates.

There is a limited market for our common stock which may make it more difficult to dispose of your stock.

Our common stock is currently quoted on the pink sheets under the symbol "SLTF". There is a limited trading market for our common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for our common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell our common stock.

A sale of a substantial number of shares of the Company’s common stock may cause the price of its common stock to decline.

If the Company’s stockholders sell substantial amounts of the Company’s common stock in the public market, including shares issued upon the exercise of outstanding options or warrants, the market price of its common stock could fall. These sales also may make it more difficult for the Company to sell equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate. Stockholders who have been issued shares in the Acquisition will be able to sell their shares pursuant to Rule 144 under the Securities Act of 1933, beginning one year after the stockholders acquired their shares.

Our common stock is subject to the “Penny Stock” rules of the SEC and the trading market in our securities is limited, which makes transaction in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted Rule 3a51-1 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of July 17, 2006 with respect to the beneficial ownership of the Company's outstanding common stock following the acquisition of Kraft by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The below table is based on 25,656,354 shares of common stock outstanding as of July 17, 2006.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percentage of Common Stock (1)
Zoltan Kiss (2)	12,950,000(3)	33.5%
Robert Rubin (2)	-0-	*
David Barnes (2)	709,000	2.7%
Michael Metter (2)	120,000	*
Steven Moskowitz (2)	-0-	*
Rubin Family Irrevocable Trust	9,577,380(4)	26.9%
Laszlo Farkas	2,975,000(5)	10.4%
Joseph Gregory Kiss	5,250,000(6)	16.9%
Maria Gabriella Kiss	5,250,000(6)	16.9%
Krisztina Szabo	1,400,000(7)	5.2%
Noemi Szabo	1,400,000(7)	5.2%
Gyula Winkler	1,750,000(8)	6.4%
All officers and directors as a group (5 people)	13,679,000	34.8%

*	less than 1%,
(1)
Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2)	Officer and/or director of the Company.
(3)	Represents 12,950,000 shares of common stock issuable upon conversion of the Series B-4 Preferred Shares.
(4)
Represents 9,227,380 shares of common stock and 350,000 shares of common stock issuable upon conversion of the Series B-4 Preferred Stock. The Rubin Family Irrevocable Stock Trust (the "Trust") was created by Robert M. Rubin, our chairman and chief executive officer, for the benefit of his wife Margery Rubin and their children. Mr. Rubin disclaims beneficial interest in all securities of our company held by the Trust.

(5)	Represents 2,975,000 shares of common stock issuable upon conversion of the Series B-4 Preferred Shares.
(6)	Represents 5,250,000 shares of common stock issuable upon conversion of the Series B-4 Preferred Shares.
(7)	Represents 1,400,000 shares of common stock issuable upon conversion of the Series B-4 Preferred Shares.
(8)	Represents 1,750,000 shares of common stock issuable upon conversion of the Series B-4 Preferred Shares.

ADDITIONAL INFORMATION

The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Robert Rubin, Director and Chief Executive Officer, Solar Thin Films, Inc., 25 Highland Boulevard, Dix Hills, NY 11746; (631) 254-2136.

EXHIBIT INDEX

Exhibit A	Certificate of Amendment to the Certificate of Incorporation

Exhibit B	Financial Statements of Kraft Rt.

1.	Audited Financial Statements of Kraft Rt. for the years ended December 31, 2005 and December 31, 2004.

2.	Unaudited Financial Statements of Kraft Rt. for the three month period ended March 31, 2006.

Exhibit C	Not applicable

By Order of the Board of Directors,

/s/ Robert Rubin

Robert Rubin
Director and Chief Executive Officer

Dix Hills, New York
*, 2006

EXHIBIT A
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
SOLAR THIN FILMS, INC.

The undersigned, being the President and Secretary of SOLAR THIN FILMS, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1.    The name of the Corporation (hereinafter referred to as the "Corporation") is Solar Thin Films, Inc.

2.    The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, section (a) in its entirety, with the following:

“FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 152,700,000 shares consisting of: (a) 150,000,000 shares of Common Stock, $.01 par value per share (the “Common Stock”);”

4.    The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Robert Rubin, its Chief Executive Officer and Secretary, this ___ day of ________, 200_.

SOLAR THIN FILMS, INC.

By:________________________________________
Robert Rubin, Chief Executive Officer and Secretary

EXHIBIT B

KRAFT RT.
CONDENSED BALANCE SHEET
MARCH 31, 2006
UNAUDITED

ASSETS

Current Assets:
Cash and cash equivalents	$908,895
Accounts receivable, net of allowance for doubtful accounts of $-0- and $3,488 as of March 31, 2006 and 2005 respectively	52,663
Inventories (Note B)	429,573
Prepaid expenses and other current assets	88,953
Advances and other current assets	216,494
Total Current Assets	1,696,578

Property, plant and equipment (Note C)	201,937
Other Assets	42,781
Total Assets	$1,941,296

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued liabilities (Note E)	$404,391
Advances received from customers	416,245
Notes payable other (Note F)	1,500,000
Other current liabilities	6,405
Notes payable shareholders (Note G)	159,000
Total Current Liabilities	2,486,041

Long Term Liabilities:
Dividends payable (Note H)	172,531

Total Long Term Liabilities	172,531
Deficiency in Shareholders’ Equity:
Common stock, stated value $48 per share; 5000 shares authorized, 5000 shares issued and outstanding at March 31, 2006	240,400
Additional paid in capital	253,781
Accumulated deficit	(1,235,179)
Foreign transaction adjustment	23,722
Total Shareholders’ Deficit	(717,676)
Total Liabilities and Shareholders’ Deficit	$1,941,296

SEE ACCOMPANYING FOOTNOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS.

KRAFT RT.
CONDENSED STATEMENT OF LOSSES
For The Three Months Ended MARCH 31, 2006 AND 2005

	2006	2005
Revenue	$181,487	$206,450
Cost of goods sold	114,054	85,449
Gross profit	67,433	121,001

Operating expenses:
Selling, general and
administrative expenses	329,881	192,847
Sales and marketing	370	1,788
Depreciation expense	5,338	4,363

Total operating expense	335,589	198,998

Loss from operations	(268,156)	(77,997)

Other income (expense):
Foreign exchange gain	2,832	2,926
Interest expense, net	(16,599)	-0-
Forgiveness of debt and other income	13,727	14,511

Total Other Income	(40)	17,437

Loss before income tax provision	(268,196)	(60,560)

Income taxes provision (Note L)	-0-	-0-
Net loss	$(268,196)	$(60,560)

Net looses per common shares
Basic and diluted	$53.64	$12.11

Weighted average shares outstanding	5,000	5,000

Comprehensive loss
Net Loss	$(268,196)	(60,560)
Foreign currency translation (loss)Income	(8,275)	47,908
Comprehensive Loss	$(276,471)	$(12,652)

SEE ACCOMPANYING FOOTNOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS.

KRAFT RT.
CONDENSED STATEMENT OF SHAREHOLDERS’ EQUITY
For The Three Months Ended March 31, 2006 and 2005

	Common Stock Number of Shares	Stock Amounts	Additional Paid In Capital	Accumulated Deficit	Foreign Currency Transaction	Total

Balance at December 31, 2005	5,000	240,400	$253,781	$(966,983)	$31,997	$(404,805)

Foreign Currency
Translation Adjustment					$(8,275)	$(8,275)
Net loss for the three months ended
March 31, 2006	—	—	—	(268,196)		(268,196)
Balance at March 31,2006	5,000	240,400	$253,781	$(1,235,179)	$23,722	$(717,276)

SEE ACCOMPANYING FOOTNOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS.

KRAFT RT.
CONDENSED STATEMENT OF CASH FLOWS
For The Three Months Ended March 31,

Cash Flows From Operating Activities	2006	2005
Net loss	$(268,196)	(60,560)
Adjustments to reconcile net income to
net cash used by operating activities:
Depreciation and amortization	5,338	4,363
Loss on asset disposition	23,366	18,807
Change in assets and liabilities:
Increase in accounts receivables	(41,632)	198,742
Increase in inventory	(48,199)	(284,992)
Increase in prepaid
and other current assets	(187,108)	12,339
Increase in other assets	(38,461)	(10,164)
Increase in accounts payable	220,738	(61,881)
Increase in other current
liabilities	3,860	(1,432)
Increase in advances from customers	317,007	89,565
Net cash used in
operating activities	(13,287)	(95,213)

Cash Flows From Investing Activities

Purchase of equipment	(82,139)	(8,013)
Net cash used in
investing activities	(82,139)	(8.013)

Cash Flows From Financing Activities
Repayments of notes payable, net	(20,485)	-0-
Proceeds from notes payable	1,000,000	37,160

Net cash provided by
financing activities	979,515	37,160

Effect of exchange rate - change on cash	(8,275)	47,908

Net increase (decrease) in cash &
cash equivalents	875,814	(18,158)
Cash and cash equivalents, beginning	33,081	25,909
Cash and cash equivalents, ending	$908,895	7,751

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest	$15,724	$—
Cash paid during the period for income taxes	—	—

SEE ACCOMPANYING FOOTNOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

BUSINESS AND BASIS OF PRESENTATION

Kraft Rt. (the “Company”), was formed in 1991 under the laws of the Country of Hungary, and is in the business of designing, manufacturing and marketing Solar Panel equipment of a world wide basis.

CASH EQUIVALENTS

For purpose of the Statements of Cash Flows, the Company considers all highly liquid investments purchased with a maturity date of three months or less to be cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market determined by the first-in, first-out method. Inventories consist primarily of raw material, work-in process, which includes allocated labor as well as finished goods.

PROPERTY AND EQUIPMENT

Property and equipment are recorded on the basis of cost. For financial statement purposes, property and equipment are depreciated using the straight-line method over their estimated useful lives (Note D).

IMPAIRMENT OF LONG LIVED ASSETS

The company has adopted Statement of Financial Accounting Standards No. 144 (“SFAS 144"). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION

For revenue from product/contract sales, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB 104"), which superceded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB 101") SAB 101 requires that four basic criteria must be met before revenue can be recognized: 1. Persuasive evidence of an arrangement exists; 2)delivery has occurred; 3) the selling price is fixed and determinable; and 4) collectibility is reasonable assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The company defers any revenue for which the product has not been delivered or is subject to refund until such time that the company and the customer jointly determine that the product has been delivered or no refund will be required. Deferred revenues as of March 31, 2006 are $416,245. SAB 104 incorporates Emerging Issues Task Force 00-21 (“EITF 00-21"), Multiple-Deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company’s financial position and results of operations was not significant.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION (continued)

The Company recognizes revenue when persuasive evidence of an arrangement exists, the price to the customer is fixed, collectibility is reasonable assured and title and risk of ownership is passed to the customer, which is usually upon shipment. However, certain customers traditionally have requested to take title and risk of ownership prior to shipment revenue for these transactions are recognized only when:

1. Title and risk of ownership have passed to the customer;

2. The Company has obtained a written fixed purchase commitment;

3. The customer has requested the transaction be on a bill and hold basis;

4. The customer has provided a delivery schedule;

5. All performance obligations related to the sale have been completed;

6. The product has been processed to the customer’s specifications, accepted by the customer and made ready for shipment;

7. The product is segregated and is not available to fill other orders.

The remittance terms for these “bill and hold” transactions are consistent with all other sale by the company. There were no bill and hold transactions at March 31, 2006.

Currently, there are no warranties provided with the purchase of the Company‘s products. The cost of replacing defective products and product returns have been immaterial and within management’s expectations. In the future, when the company deems warranty reserves are appropriate that such costs will be accrued to reflect anticipated warranty costs.

ADVERTISING

The Company follows that policy of charging the costs of advertising to expenses as incurred. Advertising costs as of March 31, 2006 and 2005 were $370 and $1,788 respectively.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

RESEARCH AND DEVELOPMENT

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 2 (“SFAS 2"), “Accounting for Research and Development Costs.” Under SFAS 2, all research and development cost must be charged to expense as incurred. Accordingly, internal research and developments cost is expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company did not incur expenditures on research and product development for the three month period ended March 31, 2006 and 2005.

INCOME TAXES

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, “Accounting for Income Taxes”. Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities or a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. The Company has not accrued deferred taxes as of March 31, 2006 and 2005 the book tax differences are deemed to be immaterial.

STOCK BASED COMPENSATION

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 (“SFAS No. 148"), “Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123.” This statement amends SFAS No. 123, “Accounting for Stock-Based Compensation”, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosure in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

STOCK BASED COMPENSATION (continued)

The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company’s stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the subsequent periods. The Company has no awards of stock-based employee compensation outstanding at March 31, 2006.

SEGMENT INFORMATION

Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131") establishes standards for reporting operation segments in annual financial statements and requires selected information for those segments t be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company’s principal operating segment.

FOREIGN CURRENCY TRANSLATION

The Company translates the foreign currency financial statements in accordance with the requirements of Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation”. Assets and liabilities are translated at current exchange rates in effect during the period. Resulting translation adjustments are recorded as a separate component in stockholder’s equity. Foreign currency transaction gains and losses are included in the statement of shareholders equity and the statement of operations when applicable.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and related party receivable. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $-0- at March 31, 2006.

COMPREHENSIVE INCOME (LOSS)

The company adopted Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS) No. 130 establishes standards for the reporting and displaying of comprehensive income and its components. Comprehensive income is defined as the change in equity of a business during a period from transactions and other events and circumstances fro non-owners sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. SFAS No. 130 requires other comprehensive income (loss) to include foreign currency translation adjustments and unrealized gains and losses on available for sale securities.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

LIQUIDITY

As shown in the accompanying consolidated financial statements, the Company incurred net loss or income from continuing operating of $(268,196) for the three months ended March 31, 2006. The Company’s current liabilities exceeded its current assets by $795,866 as of March 31, 2006.

NET EARNINGS (LOSSES) PER COMMON SHARE

The Company computes earnings per share under Statement of Financial Accounting Standards No. 128, “Earnings Per Share” (“SFAS 128"). Net earnings (losses) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock equivalents outstanding during the year. Dilutive common stock equivalents consist of shares issuable upon conversion of convertible preferred shares and the exercise of the Company’s stock options and warrants (calculated using the treasury stock method).

NEW ACCOUNTING PRONOUNCEMENTS

In March 2005, the FASB Interpretation (FIN) No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143" which requires an entity to recognize a liability for the fair value of a conditional asset retirement obligation when incurred if the liability’s fair value can be reasonably estimated. The Company is required to adopt the provisions of FIN 47 no later than its last quarter of fiscal 2006. The Company does not expect the adoption of this Interpretation to have a material impact on its consolidated financial position, results of operations or cash flows.

In May 2005 the FASB issued Statement of Financial Accounting Standards (FASB) No. 154, “Accounting Changes and Error Corrections, a replacement of APB opinion No. 20 and FASB Statement No. 3.” SFAS 154 requires retrospective application to  prior periods’ financial statements for changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle, such as a change in non-discretionary profit-sharing payments resulting from an accounting change, should be recognized in the period of the accounting change. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. SFAS 154 in effect to accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this statement is issued. The Company does not expect the adoption of this SFAS to have a material impact on its consolidated financial position, results of operations or cash flows.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

NEW ACCOUNTING PRONOUNCEMENTS (continued)

In March 2005, the staff of the SEC issued Staff Accounting Bulletin No. 107 (“SAB 107”). The interpretations of SAB 107 express views of the staff regarding the interaction between SFAS 123 (R ) and certain SEC rules and regulations and provide the staff’s views regarding the valuation of share-based payment arrangements for public companies. In particular SAB 107 provides guidance related to shared-based payment transactions with non-employees, the transition from public entity status, valuation methods (including assumptions such as expected volatility and expected term), the accounting for certain redeemable financial instruments issued under shared-based payment arrangements, the clarification of compensation expense, non-GAAP financial measures, first-time adoption of SFAS 123 (R )in an interim period, capitalization of compensation cost related to share-based payment arrangements, the accounting for income tax effects of share-based payment arrangements upon adoption of SFAS 123 (R ), the modification of employee share options prior to adoption of SFAS 123 (R ) and disclosures in management’s Discussion and Analysis subsequent to adoption of SFAS 123 (R).

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE B - INVENTORIES

Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method. Components of inventories as of March 31, 2006 consist of the following.

Finished Goods	$63,849
Work in Progress	321,054
Raw Materials	44,670
$429,573

NOTE C - PROPERTY, PLANT AND EQUIPMENT

The Company’s property and equipment at March 31, 2006 consist of the following:

2006
Land and buildings	$12,842
Furniture and fixture	45,285
Machinery, plant and equipment	189,281
Total	247,408

Accumulated depreciation	45,471
Property and equipment	$201,937

Depreciation expense included as a charge to income amounted to $5,338 and $4,363 for the three months ended March 31, 2006and 2005 respectively. During the three months ended March 31, 2006 and 2005 the company wrote of machinery & equipment with net value of $23,447 and $18,807 respectively.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE D - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” (“SFAS 107"), defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company includes fair value information in the notes to consolidated financial statement when the fair value of its financial instrument is materially different from the book value. The carrying value of the Company’s cash and cash equivalents, short-term debt securities held to maturity, time deposits, receivables, other current assets, accounts payable, and accrued liabilities, included in the accompanying balance sheets, approximate the estimated fair value of those instruments because of their short-term nature. The fair value of the notes payable to banks based on the interest rates currently available for borrowings with similar terms and maturities approximates the carrying amount of those borrowings. The fair value of the amounts due to and from a related party cannot be determined due to the uncertainty as to the timing of repayment.

NOTE E - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at March 31, 2006 are as follows:

2006
Accounts payable	$157,761
Accrued payroll and payroll taxes	78,914
Other accrued expenses	167,716
$404,391

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE F - NOTES PAYABLE OTHER

A summary of notes payable other at March 31, 2006 consists of the following:

Demand note payable: interest payable at 10.0%
Per annum: unsecured	1,500,000
$1,500,000

NOTE G - NOTES PAYABLE SHAREHOLDERS

A summary of notes payable shareholder at March 31, 2006 consists of the following:

2006
Note payable to Company shareholder in monthly installments of interest only at 5% per annum; unsecured; maturity date is August 31, 2005. The company is in default under the term of the note agreement	$25,000
Note payable to Company shareholder in monthly installments of interest only at 0% per annum; unsecured; maturity date is July 31, 2005. The company is in default under the term of the note agreement	13,000
Note payable to Company shareholder in monthly installments of interest only at 5% per annum; unsecured; maturity date is March 29, 2005. The company is in default under the term of the note agreement Note payable shareholders - current	121,000
$159,000

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE H - DIVIDENDS PAYABLE

In 2000 and 2001 the Company declared a dividend to its shareholders. However based on the Companies limited financial resources it has been able to pay it. The shareholders have conceited the deferment of this dividend until the company financially can afford paying it. At March 31, 2006 the outstanding balance was $172,531.

NOTE I - CAPITAL STOCK

As of March 31, 2006 and 2005, the Company has issued and outstanding 5,000 shares of common stock,with a stated value of $48 per share.

NOTE J - INCOME TAXES

Deferred income taxes result from timing differences for tax purposes and for financial statement purposes in deductions for depreciation, state tax provisions, and bad debt reserve. These temporary differences along with net operating loses carry-forwards can result a net deferred tax asset or liabilities.

In assessing the realizability of deferred tax asset, management considers whether it is more likely that not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. Based on management considerations of the scheduled reversal of timing differences, projections of future taxable income, and tax planning strategies, it is more likely than not that the deferred tax asset will not be realized. We have provided a valuation allowance reducing the net realizable benefits of these deductible differences to zero at December 31, 2005.

An income tax provision for the three months ended March 31, 2006 and 2005 was $-0-.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE K - ECONOMIC DEPENDENCY

During the three months ended March 31, 2006 approximately $171,013, or 94% of total revenues were derived from 2 customers. During the three months ended March 31, 2006 approximately $38,595 or 11% of total materials were purchased from one vendor.
NOTE L -COMMITMENTS AND CONTINGENCIES

Lease Agreement

In November 2005, the Company entered into a three year fixed lease agreement for its corporate offices and facilities in Budapest, Hungary at a rate ranging from 12,400 to 13,660 per month for the first year and moderate increase for each year thereafter. Commitments for minimum rentals with a 90 day cancellation clause that can be used by either party. The 5 year minimum future cash flow for the leases at March 31, 2006 is as follows:

Fiscal Year	Amount
March 31, 2006	$156.368
2007	163,935
2008	122,951
$443,254

Employment and Consulting Agreements

The company has employment agreements with all of its employees. In addition to salary and benefit provisions, the agreements include non-disclosure and confidentiality provisions for the protection of the Company’s proprietary information.

The Company has consulting agreements with outside contractors to provide marketing and financial advisory services. The Agreements are generally for a term of 12 months from the inception and renewable automatically from year to year unless either the company or consultant terminates such engagement by written notice.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

Litigation

The Company is subject to legal proceedings and claims which arise in the ordinary course of business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE M - RELATED PARTY TRANSACTIONS

The Company’s President and principal shareholder has advanced funds to the Company for working capital purposes in the form of unsecured interest bearing demand notes (see Note G). The amounts due the Company’s President at March 31, 2006 were $159,000.

NOTE N - GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements during the three months ended March 31, 2006, the company incurred income (loss) and income from continuing operations of $(268,196). The Company’s current liabilities exceeded its current assets by $795,866 as of March 31, 2006. These factors among other may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company’s existence is dependent upon management’s ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and services and additional equity investment in the Company. The accompanying consolidated financial statements do not include any adjustments that might result should the company be unable to continue as a going concern.

In order to improve the Company’s liquidity, the Company is actively pursing additional equity financial through discussions with investment banker and s and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

KRAFT RT.
NOTES TO CONDENSED FINANCIAL STATEMENTS
For The Three Months Ended March 31, 2006

NOTE N - GOING CONCERN MATTERS (continued)

If operations and cash flows continue to improve through these efforts, management believes that the company ca continues to operate. However, no assurance can be given that management’s actions will result in profitable operations or the resolution of its liquidity problems.

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The Board of Directors
Kraft RT
Budapest, Hungary

We have audited the accompanying balance sheets of Kraft RT("Company") as of December 31, 2005 and 2004, and the related statements of losses, comprehensive losses, deficiency in stockholders' equity and cash flows for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kraft RT as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2005 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note N to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note N. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Russell Bedford Stefanou Mirchandani LLP
Certified Public Accountants

New York, New York
April 5, 2006

KRAFT RT.
BALANCE SHEET
For The Years Ended DECEMBER 31

	2005	2004
ASSETS
Current Assets:
Cash and cash equivalents	$33,081	$25,909
Accounts receivable, net of allowance for doubtful accounts of $540 and $26,596 as of December 31, 2005, and 2004, respectively	11,031	232,721
Income tax assets	—	9,700
Inventories (Note B)	381,374	391,378
Prepaid expenses	32,777	35,894
Advances and other current assets	85,562	—
Total Current Assets	543,825	695,602

Property, plant and equipment (Note C)	148,502	67,696
Other Assets	4,320	4,642
Total Assets	$696,647	$767,940

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities (Note E)	$183,653	$667,188
Advances received from customers	99,238	53,944
Notes payable other (Note F)	520,052	20,031
Other current liabilities	2,545	22,244
Notes payable shareholders (Note G)	159,433	40,840
Total Current Liabilities	964,921	804,247

Long Term Liabilities:
Dividends payable (Note H)	172,531	172,531

Deficiency in Stockholders’ Equity:
Common stock, stated value $48 per share; 5000 shares authorized, 5000 shares issued and outstanding at December 31, 2005 and 2004, respectively	240,400	240,400

Additional paid in capital	253,781	253,781
Accumulated deficit	(966,983)	(696,965)
Accumulated other comprehensive income (loss)	31,997	(6,054)
Total Deficiency in Stockholders’ Equity	(440,805)	(208,838)
Total Liabilities and Stockholders’ Deficit	$696,647	$767,940

See accompanying notes to financial statements.

KRAFT RT.
STATEMENT OF LOSSES AND COMPREHENSIVE LOSSES
For The Years Ended DECEMBER 31,

	2005	2004

Revenue	$691,213	$1,059,212
Cost of goods sold	402,204	625,770
Gross profit	289,009	433,442

Operating expenses:
Selling, general and administrative expenses	844,591	792,456
Sales and marketing	2,072	5,278
Research and development	—	386,199
Depreciation expense	12,687	24,083

Total operating expense	859,350	1,208,016

Loss from operations	(570,341)	(774,574)

Other income (expense):
Foreign exchange (expense) gain	(11,563)	28,742
Interest expense, net	(20,728)	(3,807)
Forgiveness of debt and other income	373,774	94,812

Total Other Income	341,483	119,747

(Loss) income before income tax provision	(228,858)	(654,827)

Income taxes provision (Note J)	41,160	21,134
Net Losses	$(270,018)	$(675,961)

Net losses per common share basic and diluted	$(54.00)	$(135.19)

Weighted average shares outstanding	5,000	5,000

Comprehensive losses
Net Losses	$(270,018)	$(675,961)

Foreign currency translation gain	38,051	5,325
Comprehensive Loss	$(231,967)	$(670,636)

See accompanying notes to financial statements.

KRAFT RT.
STATEMENT OF DEFICIENCY IN STOCKHOLDERS’ EQUITY
For The Two Years Ended December 31, 2005

	Common Stock Number of Shares	Stock Amounts	Additional Paid In Capital	Accumulated Deficit	Other Comprehensive Income (Loss)	Total

Balance at January 1, 2004	5,000	$240,400	$253,781	$(21,004)	$(11,379)	$461,798

Net loss for the year ended December 31, 2004	—	—	—	(675,961)	—	(675,961)

Foreign currency translation adjustment	—	—	—	—	5,325	5,325
Balance at December 31,2004	5,000	240,400	$253,781	$(696,965)	$(6,054)	$(208,838)

Net loss for the year ended December 31, 2005	—	—	—	(270,018)	—	(270,018)

Foreign currency translation adjustment	—	—	—	—	38,051	38,051
Balance at December 31, 2005	5,000	$240,400	$253,781	$(966,983)	$31,997	$(440,805)

See accompanying notes to financial statements.

KRAFT RT.
STATEMENT OF CASH FLOWS
For The Years Ended DECEMBER 31,

	2005	2004
Cash Flows From Operating Activities
Net income (loss)	$(270,018)	$(675,961)
Adjustments to reconcile net income to net cash used by operating activities:
Depreciation and amortization	12,687	24,083
(Reversal) Provision of doubtful accounts	(26,056)	22,838
Forgiveness of debt - net	(263,949)	—
Change in assets and liabilities:
Decrease in accounts receivables	247,746	53,370
Decrease in income tax assets	9,700	4,099
Decrease in inventory	10,004	352,061
(Increase) decrease in prepaid and other current assets	(82,445)	26,121
Decrease in other assets	322	83
(Decrease) increase in accounts payable	(219,586)	228,054
(Decrease) in income tax payable	—	(6,862)
(Decrease) increase in other current liabilities	(19,699)	7,820
Increase in advances from customers	45,294	18,201
Net cash provided by (used in) operating activities	(556,000)	53,907

Cash Flows From Investing Activities

Purchase of equipment	(93,493)	(505)
Net cash used in investing activities	(93,493)	(505)

Cash Flows From Financing Activities
Repayment of notes payable, net	21	(41,267)
Advances from related parties	118,593	3,807
Proceeds from notes payable	500,000	799
Net cash provided by (used in) financing activities	618,614	(36,661)

Effect of exchange rate - change on cash	38,051	5,325
Net increase in cash & cash equivalents	7,172	22,066
Cash and cash equivalents, beginning	25,909	3,843
Cash and cash equivalents, ending	$33,081	$25,909

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest	$22,308	$3,818
Cash paid during the period for income taxes	1,363	—
Abandonment of fixed assets-Net book value
In exchange for debt forgiveness	$16,008	$—

See accompanying notes to financial statements.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

BUSINESS AND BASIS OF PRESENTATION

Kraft Rt. (the “Company”), is formed in 1991 under the laws of the Country of Hungary, and is in the business of designing, manufacturing and marketing Solar Panel equipment on a world wide basis.

CASH EQUIVALENTS

For purpose of the Statements of Cash Flows, the Company considers all highly liquid investments purchased with a maturity date of three months or less to be cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market determined by the first-in, first-out method. Inventories consist primarily of raw material, work-in process, which includes allocated labor as well as finished goods.

PROPERTY AND EQUIPMENT

Property and equipment are recorded on the basis of cost. For financial statement purposes, property and equipment are depreciated using the straight-line method over their estimated useful lives (Note D).

IMPAIRMENT OF LONG LIVED ASSETS

The company has adopted Statement of Financial Accounting Standards No. 144 (“SFAS 144"). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

REVENUE RECOGNITION

For revenue from product/contract sales, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB 104"), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB 101") SAB 101 requires that four basic criteria must be met before revenue can be recognized: 1. Persuasive evidence of an arrangement exists; 2)delivery has occurred; 3) the selling price is fixed and determinable; and 4) collectibility is reasonable assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The company defers any revenue for which the product has not been delivered or is subject to refund until such time that the company and the customer jointly determine that the product has been delivered or no refund will be required. Deferred revenues as of December 31, 2005 and 2004 $99,238 and $53,944, respectively. SAB 104 incorporates Emerging Issues Task Force 00-21 (“EITF 00-21"), Multiple-Deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company’s financial position and results of operations was not significant.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

REVENUE RECOGNITION (continued)

The Company recognizes revenue when persuasive evidence of an arrangement exists, the price to the customer is fixed, collectibility is reasonable assured and title and risk of ownership is passed to the customer, which is usually upon shipment. However, certain customers traditionally have requested to take title and risk of ownership prior to shipment revenue for these transactions are recognized only when:

1. Title and risk of ownership have passed to the customer;

2. The Company has obtained a written fixed purchase commitment;

3. The customer has requested the transaction be on a bill and hold basis;

4. The customer has provided a delivery schedule;

5. All performance obligations related to the sale have been completed;

6. The product has been processed to the customer’s specifications, accepted by the customer and made ready for shipment;

7. The product is segregated and is not available to fill other orders.

The remittance terms for these “bill and hold” transactions are consistent with all other sale by the company. There were no bill and hold transactions at December 31, 2005 and 2004.

Currently, there are no warranties provided with the purchase of the Company‘s products. The cost of replacing defective products and product returns have been immaterial and within management’s expectations. In the future, when the company deems warranty reserves are appropriate that such costs will be accrued to reflect anticipated warranty costs.

ADVERTISING

The Company follows that policy of charging the costs of advertising to expenses as incurred. Advertising costs as of December 31, 2005 and 2004 are $2,072 and $5,278 respectively.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

RESEARCH AND DEVELOPMENT

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 2 (“SFAS 2"), “Accounting for Research and Development Costs.” Under SFAS 2, all research and development cost must be charged to expense as incurred. Accordingly, internal research and developments cost are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred $0 and $386,199 expenditures on research and product development for the years ended December 31, 2005 and 2004, respectfully.

INCOME TAXES

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, “Accounting for Income Taxes”. Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities or a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. The Company has not accrued deferred taxes as of December 31, 2005 and 2004 as the book tax differences are deemed to be immaterial.

STOCK BASED COMPENSATION

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 (“SFAS No. 148"), “Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123.” This statement amends SFAS No. 123, “Accounting for Stock-Based Compensation”, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosure in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

STOCK BASED COMPENSATION (continued)

The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company’s stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the subsequent periods. The Company has no awards of stock-based employee compensation outstanding at December 31, 2005 and 2004, respectively.

SEGMENT INFORMATION

Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131") establishes standards for reporting operation segments in annual financial statements and requires selected information for those segments t be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company’s principal operating segment.

FOREIGN CURRENCY TRANSLATION

The Company translates the foreign currency financial statements in accordance with the requirements of Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation”. Assets and liabilities are translated at current exchange rates in effect during the period. Resulting translation adjustments are recorded as a separate component in stockholder’s equity. Foreign currency transaction gains and losses are included in the statement of shareholders equity and the statement of operations when applicable.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and related party receivable. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $540 and $26,596 at December 31, 2005 and 2004, respectively.

COMPREHENSIVE INCOME (LOSS)

The company adopted Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS) No. 130 establishes standards for the reporting and displaying of comprehensive income and its components. Comprehensive income is defined as the change in equity of a business during a period from transactions and other events and circumstances from non-owners sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. SFAS No. 130 requires other comprehensive income (loss) to include foreign currency translation adjustments and unrealized gains and losses on available for sale securities.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

LIQUIDITY

As shown in the accompanying consolidated financial statements, the Company incurred net losses of $(270,018) and $(675,961) for the year ended December 31, 2005 and 2004, respectively. The Company’s current liabilities exceeded its current assets by $421,096 as of December 31, 2005.

NET EARNINGS (LOSSES) PER COMMON SHARE

The Company computes earnings per share under Statement of Financial Accounting Standards No. 128, “Earnings Per Share” (“SFAS 128"). Net earnings (losses) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock equivalents outstanding during the year. Dilutive common stock equivalents consist of shares issuable upon conversion of convertible preferred shares and the exercise of the Company’s stock options and warrants (calculated using the treasury stock method).

RECLASSIFICATIONS

Certain reclassifications have been made to conform to prior periods’ data to the current presentation. These reclassifications had no effect on reported losses.

NEW ACCOUNTING PRONOUNCEMENTS

In March 2005, the FASB Interpretation (FIN) No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143" which requires an entity to recognize a liability for the fair value of a conditional asset retirement obligation when incurred if the liability’s fair value can be reasonably estimated. The Company is required to adopt the provisions of FIN 47 no later than its last quarter of fiscal 2006. The Company does not expect the adoption of this Interpretation to have a material impact on its consolidated financial position, results of operations or cash flows.

In May 2005 the FASB issued Statement of Financial Accounting Standards (FASB) No. 154, “Accounting Changes and Error Corrections, a replacement of APB opinion No. 20 and FASB Statement No. 3.” SFAS 154 Requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle, such as a change in non-discretionary profit-sharing payments resulting from an accounting change, should be recognized in the period of the accounting change. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. SFAS 154 in effect to accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this statement is issued. The Company does not expect the adoption of this SFAS to have a material impact on its consolidated financial position, results of operations or cash flows.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NEW ACCOUNTING PRONOUNCEMENTS (continued)

In March 2005, the staff of the SEC issued Staff Accounting Bulletin No. 107 (“ SAB 107”). The interpretations in SAB 107 express views of the staff regarding the interaction between SFAS 123(R) and certain SEC rules and regulations and provide the staff’s views regarding the valuation of share-based payment arrangements for public companies.  In particular SAB 107 provides guidance related to share-based payment transactions with non-employees, the transition from public entity status, valuation methods (including assumptions such as expected volatility and expected term), the accounting for certain redeemable financial instruments issued under share-based payment arrangements, the classification of compensation expense, non-GAAP financial measures, first-time adoption of SFAS 123(R) in an interim period, capitalization of compensation cost related to share-based payment arrangements, the accounting for income tax effects of share-based payment arrangements upon adoption of SFAS 123(R), the modification of employee share options prior to adoption of SFAS 123(R) and disclosures in Management’s Discussion and Analysis subsequent to adoption of SFAS 123(R).

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE B - INVENTORIES

Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method. Components of inventories as of December 31, 2005 and 2004 consist of the following.

	2005	2004
Finished Goods	$148,522	$113,917
Work in Progress	186,325	206,060
Raw Materials	46,527	71,401
	$381,374	$391,378

NOTE C - PROPERTY, PLANT AND EQUIPMENT

The Company’s property and equipment at December 31, consist of the following:

	2005	2004
Land and buildings	$12,842	$12,842
Furniture and fixture	35,875	24,347
Machinery, plant and equipment	150,748	128,025
Total	199,465	165,214

Less accumulated depreciation	50,963	97,518
Property and equipment	$148,502	$67,696

Depreciation expense included as a charge to income amounted to $12,687 and $24,083 for the years ended December 31, 2005 and 2004, respectively. During the year ended December 31, 2005, The Company wrote off machinery and equipment with a gross value of $59,242 which were fully depreciated.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE D - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” (“SFAS 107"), defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company includes fair value information in the notes to consolidated financial statement when the fair value of its financial instrument is materially different from the book value. The carrying value of the Company’s cash and cash equivalents, short-term debt securities held to maturity, time deposits, receivables, other current assets, accounts payable, and accrued liabilities, included in the accompanying balance sheets, approximate the estimated fair value of those instruments because of their short-term nature. The fair value of the notes payable to banks based on the interest rates currently available for borrowings with similar terms and maturities approximates the carrying amount of those borrowings. The fair value of the amounts due to and from a related party cannot be determined due to the uncertainty as to the timing of repayment.
NOTE E - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at December 31, 2005 and 2004, are as follows:

	2005	2004
Accounts payable	$66,969	$344,370
Accrued payroll and payroll taxes	71,064	304,713
Other accrued expenses	45,620	18,105
	$183,653	$667,188

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE F - NOTES PAYABLE OTHER

A summary of notes payable other at December 31, 2005 and 2004 consists of the following:

	2005	2004

Demand note payable; interest payable at 5%per annum; unsecured	$20,052	$20,031
Demand note payable; interest payable at 10%per annum; unsecured	500,000	—
	$520,052	$20,031

NOTE G - NOTES PAYABLE SHAREHOLDERS

A summary of notes payable the Company’s controlling shareholder at December 31, 2005 and 2004 consists of the following:

	2005	2004

Note payable to Company shareholder in monthly installments of interest only at 5% per annum; unsecured; maturity date is August 31, 2005. The company is in default under the term of the note agreement	$25,068	$25,041

Note payable to Company shareholder in monthly installments of interest only at 0% per annum; unsecured; maturity date is July 31, 2005. The company is in default under the term of the note agreement	13,035	13,018

Note payable to Company shareholder in monthly installments of interest only at 12.5% per annum; unsecured; maturity date is January 31, 2005. The company is in default under the term of the note agreement	—	2,781

Note payable to Company shareholder in monthly installments of interest only at 5% per annum; unsecured; maturity date is March 29, 2005. The company is in default under the term of the note agreement
Note payable shareholders - current	121,330	—
	$159,433	$40,840

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE H - DIVIDENDS PAYABLE

In 2000 and 2001 the Company’s Board of Directors declared a dividend to its shareholders. However based on the Companies limited financial resources it has been able to pay it. The shareholders have agreed to the deferment of this dividend until the company financially can afford paying it. At December 31, 2005 and 2004 the outstanding balance was $172,531.

NOTE I - CAPITAL STOCK

As of December 31, 2005 and 2004, the Company has issued and outstanding 5,000 shares of common stock, with a stated value of $48 per share.

NOTE J - INCOME TAXES

Deferred income taxes result from timing differences for tax purposes and for financial statement purposes in deductions for depreciation, state tax provisions, and bad debt reserve. These temporary differences along with net operating loses carry-forwards can result a net deferred tax asset or liabilities.

In assessing the realizability of deferred tax asset, management considers whether it is more likely that not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. Based on management considerations of the scheduled reversal of timing differences, projections of future taxable income, and tax planning strategies, it is more likely than not that the deferred tax asset will not be realized. We have provided a valuation allowance reducing the net realizable benefits of these deductible differences to zero at December 31, 2005.

A income tax provision for the years ended December 31, 2005 and 2004 consists of the following:

	2005	2004
Hungarian income taxes	$41,160	$21,134

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE K - ECONOMIC DEPENDENCY

During the year ended December 31, 2005 approximately $425,215, or 61% of total revenues were derived from 2 major customers. During the year ended December 31, 2005 approximately $118,087, or 29% of total materials were purchased from one vendor.

NOTE L - COMMITMENTS AND CONTINGENCIES

Lease Agreement

In November 2005, the Company entered into a three year fixed term lease agreement for its corporate offices and facilities in Budapest, Hungary at a rate ranging from $4,543 to $15,433 per month as the lease has provisions for additional space for the period calendar year of 2006 and beyond. The lease agreement provides for moderate increases in rent after the first year in accordance with the inflationary index published by the Central Statistical Office. The 3 year minimum future cash flow for the leases at December 31, 2005 is as follows:

Fiscal Year	Amount
December 31, 2006	$158,873
2007	185,196
2008	185,196
$529,265

Rental expenses charged to operations for the year ended December 31, 2005 and 2004 are $81,038 and $235,057 respectively.

Employment and Consulting Agreements

The Company has employment agreements with all of its employees. In addition to salary and benefit provisions, the agreements include non-disclosure and confidentiality provisions for the protection of the Company's proprietary information.

The Company has consulting agreements with outside contractors to provide marketing and financial advisory services. The Agreements are generally for a term of 12 months from inception and renewable automatically from year to year unless either the Company or Consultant terminates such engagement by written notice.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

Litigation

The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE M - RELATED PARTY TRANSACTIONS

The Company’s President and principal shareholder has advanced funds to the Company for working capital purposes in the form of unsecured interest bearing demand notes (see Note G). The amounts due the Company’s President at December 31, 2005 and 2004 were $159,433 and $40,840, respectively.

NOTE N - GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended December 31, 2005 and 2004, the company incurred losses of $270,018 and $675,961, respectively. The Company’s current liabilities exceeded its current assets by $421,096 as of December 31, 2005. These factors among other may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company’s existence is dependent upon management’s ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and services and additional equity investment in the Company. The accompanying consolidated financial statements do not include any adjustments that might result should the company be unable to continue as a going concern.

In order to improve the Company’s liquidity, the Company is actively pursing additional equity financial through discussions with investment banker and s and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

KRAFT RT.
NOTES TO FINANCIAL STATEMENTS
For The Years Ended DECEMBER 31, 2005 and 2004

NOTE N - GOING CONCERN MATTERS (continued )

If operations and cash flows continue to improve through these efforts, management believes that the company can continue to operate. However, no assurance can be given that management’s actions will result in profitable operations or the resolution of its liquidity problems.